Exhibit 99.1
Investor Presentation August 3, 2010 The Hotel Hershey Larry J. Miller Vice Chairman, President, and CEO Jann Allen Weaver, CPA Treasurer and CFO

Special Cautionary Notice Regarding Forward-Looking Statements This presentation may contain forward-looking statements about Codorus Valley Bancorp, Inc. These forward-looking statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Corporation and its subsidiaries. When words such as “believes,” “expects,” “anticipates” or similar expressions occur in this presentation, management is making forward-looking statements. Note that many factors could affect the future financial results of the Corporation and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements. These factors include, but are not limited to, the following: · operating, legal and regulatory risks, including the impact of the Dodd-Frank Wall Street Reform Act; • a prolonged economic downturn; • an increase in nonperforming assets requiring loss provisions and the incurrence of carrying costs; • declines in the market value of investment securities considered to be other than temporary; · the effect of and changes in the rate of FDIC premiums, including special assessments; · interest rate fluctuations which could increase our cost of funds or decrease our yield on earning assets and therefore reduce our net interest income; · future legislative or administrative changes to the TARP Capital Purchase Program; · unavailability of capital when needed or available at an excessive cost; • political and competitive forces affecting banking, securities, asset management and credit services businesses; and · the risk that management’s analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. The Corporation undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this report. Additional financial information can be found in Codorus Valley Bancorp, Inc.’s Quarterly Reports on Forms 10-Q and its Annual Report on Form 10-K, each of which has been filed with the Securities and Exchange Commission and is available on the corporation’s website at www.peoplesbanknet.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Franchise Overview
· Largest independent financial institution headquartered in York, Pennsylvania
· Founded in 1864
· 17 PeoplesBank financial centers in Pennsylvania and Maryland - 15 in York County, Pennsylvania - 1 in Baltimore County, Maryland - 1 in Harford County, Maryland
·$917 million in total assets as of June 30, 2010
·$647 million in total loans as of June 30, 2010
·$758 million in total deposits as of June 30, 2010
· Provides commercial and retail banking services to over 21,000 households
· Offers trust and investment services, with total assets under management of $324 million as of June 30, 2010 · Named by the Central Penn Business Journal as one of the Top 50 Fastest Growing Companies in Central Pennsylvania for 2010

Market Overview · Ranked 3rd out of 16 banks in the York County market area with a deposit market share of 11.0%. During the five-year period between 2004 and 2009, CVB experienced the largest market share percentage growth increase among all banks in the York County market at a rate of more than double that of the second-fastest growing institution.* · Strategically-positioned in one of the fastest-growing regions along the East Coast within a short drive of the major metropolitan areas of Philadelphia, Baltimore, and Washington, D.C. · The York County, Pennsylvania and Baltimore and Harford County, Maryland markets are home to a diverse mix of businesses and industries, including major manufacturing, health care, higher education, government, and retail services, resulting in strong employment rates, a highly-educated workforce, and household incomes that are much greater than state and national averages.

York County Population Growth

Recent Expansion Produces Successful Results ($ data as of 6/30/2010) Hunt Valley, MD _____ Hanover, PA _____ Bel Air, MD •Opened Jan. 2008 • Opened Aug. 2008 • Opened Nov. 2008 •$ 58.8 million in loans • $1.7 million in loans • $61.7 million in loans •$ 8.9 million in deposits • $28.3 million in deposits • $12.6 million in deposits Since their opening in 2008, these three offices now represent $122 million of our total loan portfolio and $50 million of our total deposit portfolio.

Experienced Leadership Years with Years in PeoplesBank Executive Title CVLY Banking Larry J. Miller* Vice Chairman, President, and Chief Executive Officer 39 39 Harry R. Swift, Esq.* Executive Vice President, Secretary, and General Counsel 12 12 Jann Allen Weaver, CPA* Executive Vice President, Chief Financial Officer 24 34 Matthew A. Clemens, SPHR Senior Vice President, Human Resources Division 8 21 Lynn D. Crenshaw Senior Vice President, Retail Sales and Services Division 4 35 David R. Kenney Senior Vice President, Wealth Management Division 1 35 Kent A. Ketterman Senior Vice President, Senior Business Advisor 21 21 Jeffrey A. Snyder Senior Vice President, Chief Lending Officer 3 40 Todd A. Tyson, CFSSP, CBAP Senior Vice President, General Services Division and Security Officer 32 32 Scott T. Weaver Senior Vice President, Cashier, and Chief Credit Officer 18 22 Nathan A. Eifert Vice President, Director of Marketing 4 23 Diane E. Hill, CPA* Vice President, Auditor 15 15 Keith L. Sheffer Vice President, Mortgage Banking Division 13 22

Total Assets Annual % Increase

Asset Composition as of June 30, 2010 Cash and Cash Premises and Equivalents Equipment 4.2% Other 1.2% 4.3%
AFS Investment Securities 20.4%
Loans, Net 69.9%

Total Loans Annual % Increase

Loan Composition as of June 30, 2010

Loan Quality % % % $in 000s NPA Ratio (1) ALL Ratio (2) Charge-off Ratio (3) Net c/offs CVB Peer CVB Peer CVB Peer CVB 06/30/2010 3.55 N/A 0.99 N/A 0.67 N/A 2,159 12/31/2009 5.33 4.21 1.11 1.85 0.20 1.16 1,230 12/31/2008 1.83 2.42 0.82 1.41 0.13 0.52 614 12/31/2007 2.25 1.01 0.77 1.19 (0.20) 0.18 (862) 12/31/2006 1.09 1.17 0.77 1.17 0.02 0.11 62 12/31/2005 0.28 1.20 0.69 1.20 0.03 0.13 102 Notes: 1) Nonaccrual loans plus net foreclosed real estate plus 90-day past-due as a % of total loans plus net foreclosed real estate. 2) Allowance for loan loss as a % of total loans. 3) Net loan charge-offs (annualized) as a % of average total loans.

Composition of Nonperforming Assets 12/31/2009 03/31/2010 06/30/2010 Total nonaccrual loans Builder/developer 15,688 11,558 8,740 Commercial RE operator 5,505 5,389 342 Restaurant 3,739 3,728 3,707 Service — - 340 Consumer/res mtgs/home eq 626 564 435 Total nonaccrual loans 25,558 21,239 13,564 Foreclosed real estate, net 9,314 6,773 9,648 90-days past due4018450 Total nonperforming assets 34,912 28,19623,262 NPA ratio 5.33% 4.30% 3.55% Total loans, not available for sale $645,877 $649,236 $645,379 Allowance for loan losses $7,175 $7,711 $6,366 ALL ratio 1.11% 1.19% 0.99% Net charge-off ratio (annualized) 0.20% 0.11% 0.67% Note: Dollars in thousands 13

Total Deposits Annual % Increase

Deposit Composition as of June 30, 2010 31. · Steady deposit growth · 17 full-service financial centers · Average deposits of $45 million per branch · Large core deposit base (demand, NOW, savings, MMDA) · No brokered or other wholesale deposits

Available For Sale Investment Securities as of June 30, 2010 · Conservative management, investment grade instruments · Well-laddered portfolio · Amortized cost of $180.7 million vs. fair market value of $186.9 million at June 30, 2010 · Weighted average remaining life, approx. 4.4 years · Weighted average TEY, approx. 4.08%

Wealth Management Assets Under Management Trust and Investment Services Codorus Valley Financial Advisors, Inc. * 2010 through June 30, dollars in thousands 17

Consolidated Capital Ratios Tier 1 RBC (1) Total RBC (2) Leverage (3) 06/30/2010 12.2 13.2 9.1 12/31/2009 11.8 12.9 9.1 12/31/2008 10.0 10.8 9.1 12/31/2007 12.1 12.9 9.8 12/31/2006 12.0 12.7 9.8 12/31/2005 10.6 11.3 9.6 BHC peer group avg. at 03/31/2010 12.0 13.5 8.7 Regulatory well-capitalized minimum 6.0 10.0 5.0 Notes: 1) Shareholders’ equity less unrealized gains (losses) plus trust preferred capital as a % of risk-weighted assets. 2) Tier 1 capital plus ALL as a % of risk-weighted assets. 3) Tier 1 capital as a % of quarterly average total assets. 18

Net Income and Net Interest Margin $000 NI avail. to CS % NIM (2) 6 months 06/30/2010 2,846 3.73 12/31/2009 2,477 3.18 12/31/2008 4,465 3.63 12/31/2007 5,820 (1) 3.94 12/31/2006 5,322 3.94 12/31/2005 4,617 4.16 Notes: 1) For analytical purposes, the reported $6,374 should be reduced by a nonrecurring loss recovery totaling $554 after-tax. 2) Net interest income, taxable equivalent basis, as a % of average interest earning assets.

Selected Financial Data June 30, December 31, 2010** 2009 2008 2007 2006 2005 Summary of operations (in thousands) Interest income $ 21,475 $ 40,310 $ 36,732 $ 39,169 $ 33,319 $ 25,572 Interest expense 6,549 16,358 15,809 18,489 15,077 9,149 Net interest income 14,926 23,952 20,923 20,680 18,242 16,423 Provision for (recovery of) loan losses 1,350 3,715 1,870 (554) 650 775 Noninterest income 3,766 7,497 6,665 5,688 5,465 5,003 Noninterest expense 13,326 24,491 20,044 18,368 15,890 14,482 Income before income taxes 4,016 3,243 5,674 8,554 7,167 6,169 Provision for income taxes 680 (191) 1,209 2,180 1,845 1,552 Net income 3,336 3,434 4,465 6,374 5,322 4,617 Preferred stock dividends and discount accretion 490 957 - — - -Net income available to common shareholders $ 2,846 $ 2,477 $ 4,465 $ 6,374 $ 5,322 $ 4,617 Per common share (adjusted for stock dividends) Net income per share, basic $0.70 $0.61 $1.13 $1.64 $1.38 $1.21 Net income per share, diluted $0.70 $0.61 $1.12 $1.61 $1.35 $1.18 Cash dividends paid per share $0.09 $0.26 $0.51 $0.56 $0.44 $0.41 Stock dividends distributed — - 5% 5% 10% * 5% Book value per share $14.63 $13.60 $12.99 $12.33 $11.08 $10.08 Cash dividend payout ratio 12.9% 42.3% 45.1% 33.8% 32.0% 33.6% Weighted average shares outstanding 4,080,092 4,042,910 3,965,996 3,881,501 3,846,877 3,831,399 Weighted average diluted shares outstanding 4,082,494 4,042,910 3,990,956 3,965,980 3,937,050 3,907,787 * includes a special 5% stock dividend Profitability ratios Return on average shareholders’ equity (ROE) 9.0% 4.9% 8.9% 13.9% 13.0% 12.3% Return on average assets (ROA) 0.74% 0.41% 0.71% 1.11% 1.05% 1.06% Net interest margin 3.73% 3.18% 3.63% 3.94% 3.94% 4.16% Efficiency ratio 68.3% 74.6% 70.6% 67.4% 65.1% 66.1% Net overhead ratio 2.16% 2.07% 2.14% 2.20% 2.04% 2.16% Capital ratios Tier 1 risk-based capital 12.2% 11.8% 10.0% 12.1% 12.0% 10.6% Total risk-based capital 13.2% 12.9% 10.8% 12.9% 12.7% 11.3% Average shareholders’ equity to average assets 8.3% 8.4% 7.9% 8.0% 8.1% 8.6% Summary of financial condition (in thousands) Investment securities $ 191,191 $ 178,454 $ 77,287 $ 84,369 $ 80,926 $ 69,664 Loans 646,888 647,143 580,451 447,497 407,260 369,631 Assets 916,865 892,831 702,766 594,607 548,212 476,052 Deposits 757,897 722,957 598,129 511,968 456,645 385,154 Borrowings 73,046 92,748 47,779 30,660 45,339 49,493 Equity 76,474 72,012 52,181 48,415 42,786 38,729 Other data Number of bank offices 17 17 17 14 14 14 Number of employees (full-time equivalents ) 206 201 200 179 168 163 Wealth Management assets, market value (in thousands ) $ 323,860 $ 325,482 $ 261,153 $ 320,655 $ 259,453 $ 213,735 **Unaudited, for the six-months ended

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania 17405-2887 717-846-1970 or 888-846-1970 www.peoplesbanknet.com